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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 26, 2005



                           WRIGHT MEDICAL GROUP, INC.
               (Exact name of registrant as specified in charter)



               Delaware                000-32883               13-4088127
     (State or other jurisdiction     (Commission             (IRS Employer
           of incorporation)         File Number)          Identification No.)



               5677 Airline Road,
              Arlington, Tennessee                                38002
    (Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code: (901) 867-9971


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02. Results of Operations and Financial Condition.

On April 26, 2005, Wright Medical Group, Inc. issued a press release announcing its consolidated financial results for the quarter ended March 31, 2005. A copy of the press release is furnished as Exhibit 99 to this report.


Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

     Exhibit
     Number                          Description
-----------------    ---------------------------------------------------
       99            Press release issued by Wright Medical Group, Inc.
                     on April 26, 2005.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 26, 2005

                            WRIGHT MEDICAL GROUP, INC.


                            By:    /s/ Laurence Y. Fairey
                               -----------------------------------------
                                   Laurence Y. Fairey
                                   President and Chief Executive Officer

                                  EXHIBIT INDEX

 Exhibit
     Number                          Description
-----------------    ---------------------------------------------------
       99            Press release issued by Wright Medical Group, Inc.
                     on April 26, 2005.